Exhibit 10.6

                             JOINT VENTURE AGREEMENT


This Agreement made as of the 24th day of May, 2006.


BETWEEN:

     CANAMEX CORPORATION, a Company duty incorporated pursuant to the laws of the Country of Mexico, formed in Tecate, registered in Mexico City #4/4955 with Tax # E 4191064, having its business office at 188 Pipila Fracc Buenaventura CP. 22880, Enesnada Baja California Norm,

     (hereinafter referred to as "Canamex")

AND:

     STEPHEN L. SMITH, a Businessman as well as President and major shareholder of Canamex, situated in Mexico having residence at 188 Pipila Fracc Buenaventura C P. 22880, Enesnada Baja California North.

     (hereinafter referred to as "Steve Smith")

AND:

     GEMCO MINERALS, INC., a Company duly incorporated in the State of Florida having its business office at Suite 203 -20189 56th Avenue Langley, BC, V3A 3Y6

     (hereinafter referred to as "Gemco")

WHEREAS Canamex is a Mexican mining company with the ability to attain the mineral rights to a strategic sand deposits south of Punta Colonet, Mexico (the "Sand Deposit Property"), and;


WHEREAS Gemco has significant contacts and clients in the industrial mineral industry, and is interested in a joint venture with Canamex who is also desirous of a joint venture relationship, which the Parties wish to form pursuant to the terms of this agreement


NOW THEREFORE IN CONSIDERATION of the sum of $10.00 US and other good and valuable consideration) paid by each party to the other parties to this Agreement, the receipt and sufficiency whereof is hereby acknowledged by all of the parties hereto, and the mutual promises and covenants hereinafter set out, the Parties agree as follows:




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1.    Gemco will agree to advance $3,500 USD funds to Canamex, care of its
President Steve Smith's personal bank account, by way of wire transfer to the following bank coordinates: Washington Mutual Bank ABA# SWIFT#322271627, San Ysidro Financial Center 34021 San Ysidro Blvd. San Ysidro CA 92173 USA Acc. Name Stephen L, Smith Acc# 4884194188

2.    The said $3,500 will be immediately advanced to Canamex by Steve Smith.

3. Canamex will utilize the $3,500 USD to acquire certain rights to the Sand Deposit Property from the Mexican Government for the purpose of extracting, sand, aggregates, industrial minerals, precious metals and other product that may have commercial value. The funds will also be utilized to devise and/or acquire a surveyed plot plan of me property and location.

4. The Sand Deposit Property is currently described as - approximately 500H sand deposit located just south of Punto Colonet. The more specific and legally known plot plan and property location will be provided within 14 days of issuance of the said $3,500 funds.

5. Canamex and Gemco agree to enter into a formal and legally binding Joint Venture Agreement based on a 50/50 relationship and interest in the subject lands.

6. Steve Smith will utilize his Mexican government and business know how to represent the Parties and the Joint Venture in Mexico in a professional and prudent manner at all times to effect the best returns for both Parties mutually.

7.   Parties in Interest

     This agreement shall enure to the benefit of and shall be binding upon the Vendors, their heirs, executors, administrators and assigns and the Purchaser and its successors and assigns.

8.   General

     Time shall be the essence of this agreement and that the terms and provisions herein contained constitute the entire agreement between the parties and shall supersede all previous oral or written communication. All terms and conditions herein contained shall be governed and interpreted in accordance with the laws of the Province of British Columbia.


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WTTNESS WHEROF that all Parties and body Corporate have duly executed this agreement day this 24th day of May, 2006.


CANAMEX CORPORATION:



/S/ STEPHEN L. SMITH
--------------------
Authorized Signatory


GEMCO MINERALS, INC.:


/S/ EVAN BRETT
--------------------
Authorized Signatory



STEPHEN L. SMITH


/S/STEPHEN L. SMITH
--------------------
STEPHEN L. SMITH                     Witness:          /S/ GUADALUPE BERRELLEZA
                                                       -----------------------
                                                       Signature


                                                       GAUDALUPE BERRELLEZA
                                                       -----------------------
                                                       Name


                                                       Pipila #188 Buenaventura
                                                       -----------------------
                                                       Address
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